Fees Summary	Sep. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 803,124,500.00
Previously Paid Amount	0.00
Total Fee Amount	122,958.36
Total Offset Amount	0.00
Net Fee	$ 122,958.36
Final Prospectus	false